Exhibit 99.1

Changing the Shape of Medical Research and Practice

Keith Murphy

Chairman and Chief Executive Officer

© Copyright 2013, Organovo Holdings, Inc. This report is solely for the use of intended audience. No part of it may be circulated, quoted, or reproduced for distribution outside the organization without prior written approval from Organovo Holdings, Inc.

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SAFE HARBOR STATEMENT

Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements are based on our current expectations, but are subject to a number of risksand uncertainties. The factors that could cause our actual future results to differ materially from our current expectations include, but are not limited to, risks and uncertainties relating to the Company’s ability to develop, market and sell products based on its technology; the expected benefits and efficacy of the Company’s products and technology; the availability of substantial additional funding to support the Company’s operations; the Company’s ability to enter into successful collaboration arrangements; and the Company’s ability to achieve its business, research, product development, regulatory approval, marketing and distribution plans and strategies. These and other factors are identified and described in more detail in our filings with the SEC, including our annual report on Form 10-K filed with the SEC on March 15, 2013. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

OTC QX: ONVO

Changing the shape of medical research and practice

© Copyright 2012 Organovo Holdings, Inc.

Organovo holds rights to proprietary bio-printing technology developed at the University of Missouri with a $5M National Science Foundation grant

Based in San Diego in a 15,000 sq ft facility with dedicated bioprinting / tissue culture and analytical laboratories

A leader in “3D printing” of human tissue targeting in vitro and in vivo applications

©Copyright 2013 Organovo, Inc.

Changing the shape of medical research and practice

Changing the shape of medical research and practice

© Copyright 2013 Organovo Holdings, Inc.3

Organovo’s pioneering technology creates functional human tissues without scaffolds

Changing the shape of medical research and practice

Tissue sheets, branched tubes, and layered tubes have been bioprinted

(A) Bio-ink composed of chick cardiac cell aggregates; (B) Bio-ink composed of CHO cells; (C) A bi-layered tube composed of fibroblasts and smooth muscle cells (brown = smooth muscle actin). Adapted from Biofabrication 2:1, 2010, coauthored by K. Murphy and G. Forgacs, ONVO’s CEO and Scientific Founder.

© Copyright 2013 Organovo Holdings, Inc.5

Changing the shape of medical research and practice

Drug discovery: There is an imperative for pharmacos to kill drugs faster and cheaper

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

Market research reveals opportunity

Cell Assay Products

Identified specific market opportunity >$500M by 2018†

High unmet customer need and market opportunity identified that can be met with 3D cell assay products†

Overall cell biology market growing to $17B by 2016, 12% CAGR†

Disease models † Source: 2012 Scientia Advisors market research, sponsored by company

Qualitative market research conducted to target initial opportunities – including Oncology

Focus on Pharma co. “lead optimization” as entry point

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

We have partnered with corporate and academic partners to develop 3D tissues

©Copyright 2013 Organovo, Inc.

Changing the shape of medical research and practice

Academic Partnership in Drug Discovery

OHSU Partnership

Cancer research top investigators (Gleevec, FISH)

Allows Organovo to move upstream in discovery efforts

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

Organovo’s opportunities reach beyond pharma

Bioprinted surgical tissues

TREAT TISSUES

Heart muscles Renal patches

TRANSPLANT TISSUES

Livers Lungs Kidneys

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

Organovo has made tremendous progress

Recent Milestones

Successfully hit targets in Pfizer collaboration

Expanded contract with United Therapeutics

Autodesk & ZenBio partnerships

Opened 15,000 sq. ft. new facility

Completed initial market research

OTC QX uplist

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

Recent positives

Autodesk Partnership

Develop 3D Bioprinting design software

Organovo will be engaging with technology partners that complement our core capabilities in 3D functional human tissues

Raised funds

End 2012 Cash on hand $14.8M

Warrant call ending March 14 raised additional $2.3M

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

Organovo will keep delivering: 2013 Milestones

Major new data on 3D liver this month

Functional validation of 3D liver by Dec 2013

Initiate alpha testing with KOLs by Apr 2014

Liver assay launch by Dec 2014

3D Bone assay in development

Additional technology partnerships to develop bioprinting

Change in fiscal year to year end Mar 31

Continue make progress and stay on track for application for NYSE or NASDAQ uplisting by mid-year

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

Organovo’s bioprinting technology

Accelerates breakthrough research

Better recreation of “human biology in a petri dish”

Better than animal models

Better than cells alone

Has broad applications for unmet needs

Pharma Drug Discovery (Now)

Toxicology Testing (Now)

Transplant tissues (Next)

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

LEADERSHIP

KEITH MURPHY, CEO & President

19 years of experience in biotechnology

Amgen, 10 years, Global Operations Leader, Prolia/Xgeva

Alkermes, drug delivery technology background

UCLA, School of Business

MIT, Chemical Engineering

BARRY MICHAELS, CFO & Secretary

30 years of financial and general management experience in medical device and biotechnology

CFO of three private and three publicly traded companies

Finalist, San Diego CFO of the Year for 2012

BDY

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

LEADERSHIP

SHARON PRESNELL, PhD

CHIEF TECHNOLOGY OFFICER & EVP, R&D

15 years of leadership experience in product-focused R&D

SVP of R&D Tengion, Inc.

6 years R&D at Becton Dickinson

Asst. Professor, U. of North Carolina, Chapel Hill

ERIC MICHAEL DAVID, M.D., J.D. CHIEF STRATEGY OFFICER

Associate Partner, McKinsey & Company

Life Science Pipeline and R&D Strategy Consulting

Assistant Professor, Rogosin Institute

Adjunct Faculty, Rockefeller University

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

LEADERSHIP

MIKE RENARD, EXEC VP COMMERCIAL

Proven revenue generating product wins in research and diagnostics instrumentation and consumables

25+ years in life sciences

Experience building and launching products at Beckman Coulter and Sanofi

Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

SCIENTIFIC ADVISORY BOARD

DAVID MOONEY, PhD – Harvard

Professor of Bioengineering, Harvard University

Faculty, Wyss Institute for Biologically Inspired Engineering

GORDANA VUNJAK-NOVAKOVIC, PhD – Columbia

Professor of Biomedical Engineering, Columbia University

Co-wrote the text on cell culture in tissue engineering

GLENN PRESTWICH, PhD – U. of Utah

Professor of Chemistry (Biomaterials)

Accomplished entrepreneur (Four biomedical companies launched)

CRAIG KENT, MD – Chief of Surgery, U. of Wisconsin

Former Chairman, Society for Vascular Surgery

Extremely well published in vascular biology

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice

OTC QX: ONVO

Organovo Contacts:

Investor Relations Booke and Company admin@bookeandco.com (646) 571-2439

Website http://www.organovo.com

© Copyright 2013 Organovo Holdings, Inc.

Changing the shape of medical research and practice